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                                                            EXHIBIT 23(a)





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 14, 1997 included in Liz Claiborne, Inc.'s Form 10-K for the year ended December 28, 1996 and to all references to our Firm included in this registration statement.






                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP









New York, New York
March 20, 1998


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